Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MONY Life Insurance Company of America on Form 10-Q for the quarterly period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Daddario, Executive Vice President and Chief Financial Officer of MONY Life Insurance Company of America, hereby certify to the best of my knowledge and belief that (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MONY Life Insurance Company of America.

/s/ RICHARD DADDARIO

Richard Daddario

May 17, 2004

This statement is being furnished to the Securities and Exchange Commission as an exhibit to the Report.

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